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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2004

                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                         001-13781           22-2889587
(State or other jurisdiction of          (Commission        (I.R.S. Employer
      incorporation)                     File Number)       Identification No.)

       5555 SAN FELIPE ROAD, SUITE 1200
               HOUSTON, TEXAS                              77056
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

             Exhibit  99.1 KCS Energy, Inc. Press Release dated March 11,
                           2004 reporting financial and operating results for the fourth quarter and year ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 11, 2004, KCS Energy, Inc. issued a press release reporting financial and operating results for the fourth quarter and year ended December 31, 2003. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by KCS Energy, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   KCS Energy, Inc.


Date: March 12, 2004                               /s/ Frederick Dwyer
                                                   ---------------------------
                                                     Frederick Dwyer
                                                     Vice President, Controller
                                                     and Secretary





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                                 EXHIBIT INDEX


    EXHIBIT    DESCRIPTION
    -------    -----------
     99.1      KCS Energy, Inc. Press Release dated March 11, 2004 reporting financial and operating results for the fourth quarter and year ended December 31, 2003.